Exhibit 10.6B

Execution Version

SBA TOWER TRUST

U.S. $620,000,000 Secured Tower Revenue Securities, Series 2024-2, Subclass 2024-2C

PURCHASE AGREEMENT

October 11, 2024

Wells Fargo Bank, N.A.

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Ladies and Gentlemen:

SBA Tower Trust (the “Trust”), a New York common law trust formed pursuant to the Trust and Servicing Agreement dated as of November 18, 2005 (the “Initial Closing Date”) and amended and restated in its entirety by the Amended and Restated Trust and Servicing Agreement (the “Amended and Restated Trust Agreement”) dated as of October 15, 2014 (the “2014 Closing Date”) among SBA Depositor LLC, a Delaware limited liability company (the “Depositor”), Midland Loan Services, a division of PNC Bank, National Association, as servicer (the “Servicer”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and amended by the First Trust Agreement Supplement dated as of October 14, 2015 (the “2015 Closing Date”), by the Second Trust Agreement Supplement dated as of July 7, 2016 (the “2016 Closing Date”) by the Third Trust Agreement Supplement and Amendment dated as of April 17, 2017 (the “2017 Closing Date”), by the Fourth Trust Agreement Supplement and Amendment dated as of March 9, 2018 (the “2018 Closing Date”), by the Fifth Trust Agreement Supplement and Amendment dated as of September 13, 2019 (the “2019 Closing Date”), by the Sixth Trust Agreement Supplement and Amendment dated July 14, 2020 (the “2020 Closing Date”), by the Seventh Trust Agreement Supplement and Amendment dated May 14, 2021 (the “2021-1 Closing Date”). by the Eighth Trust Agreement Supplement dated October 27, 2021 (the “2021-2 Closing Date”) and by the Ninth Trust Agreement Supplement and Amendment dated as of November 23, 2022 (the “2022 Closing Date”), each between the Servicer and the Trustee (the Amended and Restated Trust Agreement, as so supplemented, the “Existing Trust Agreement”), proposes to issue U.S.$620,000,000 principal amount of its Secured Tower Revenue Securities, Series 2024-2, 5.115% Subclass 2024-2C (the “Purchased Securities”), representing a fractional undivided interest in the Trust, pursuant to the Existing Trust Agreement, as supplemented and amended by the Tenth Trust Agreement Supplement and Amendment (the “Tenth Trust Agreement Supplement”), to be dated as of the Closing Date (as hereinafter defined), between the Servicer and the Trustee (the Existing Trust Agreement as so supplemented and amended the “Trust Agreement”). Capitalized terms used herein and not otherwise herein defined shall have the meanings assigned to such terms in the Trust Agreement or the Loan Agreement (as hereinafter defined).

Concurrently with the issuance of the Purchased Securities, the Trust also proposes to issue (i) U.S.$1,450,000,000 principal amount of its Secured Tower Revenue Securities, Series 2024-1, 4.831% Subclass 2024-1C (the “Series 2024-1C Securities”) and (ii) U.S.$108,700,000 principal amount of its Secured Tower Revenue Securities, Series 2024-1, 6.252% Subclass 2024-1R (the “Series 2024-1R Securities” and, together with the Series 2024-1C Securities, the “Series 2024-1 Securities”), each representing a fractional undivided interest in the Trust, pursuant to the Trust Agreement. The Series 2024-1R Securities will not be purchased by the Purchaser and will be initially sold to an affiliate of the Depositor.

The assets of the Trust currently consist primarily of a monthly pay, nonrecourse mortgage loan (the “Existing Mortgage Loan”) in an aggregate principal amount of $7,273,000,000, evidenced by the amended and restated promissory note evidencing the 2014-2C component of the Mortgage Loan (the “2014-2C Note”) originally issued on the 2014 Closing Date, the promissory note evidencing the 2019-1C component of the Mortgage Loan (the “2019-1C Note”) and the promissory note evidencing the 2019-1R component of the Mortgage Loan (the “2019-1R Note”) originally issued on the 2019 Closing Date, the promissory note evidencing the 2020-1C component of the Mortgage Loan (the “2020-1C Note”), the promissory note evidencing the 2020-2C component of the Mortgage Loan (the “2020-2C Note”) and the promissory note evidencing the 2020-2R component of the Mortgage Loan (the “2020-2R Note”) originally issued on the 2020 Closing Date, the promissory note evidencing the 2021-1C component of the Mortgage Loan (the “2021-1C Note”) and the promissory note evidencing the 2021-1R component of the Mortgage Loan (the “2021-1R Note”) originally issued on the 2021-1 Closing Date, the promissory note evidencing the 2021-2C component of the Mortgage Loan (the “2021-2C Note”), the promissory note evidencing the 2021-3C component of the Mortgage Loan (the “2021-3C Note”) and the promissory note evidencing the 2021-3R component of the Mortgage Loan (the “2021-3R Note”) originally issued on the 2021-2 Closing Date and the promissory note evidencing the 2022-1C component of the Mortgage Loan (the “2022-1C Note”) and the promissory note evidencing the 2022-1R component of the Mortgage Loan (the “2022-1R Note”) originally issued on the 2022 Closing Date, in respect of which each of (i) SBA Properties, LLC, a Delaware limited liability company (“SBA Properties” or the “Initial Borrower”), SBA Sites, LLC, a Delaware limited liability company (“SBA Sites”), SBA Structures, LLC a Delaware limited liability company (“SBA Structures”), SBA Infrastructure, LLC, a Delaware limited liability company (“SBA Infrastructure”), SBA Monarch Towers III, LLC, a Delaware limited liability company (“SBA Monarch III”), SBA 2012 TC Assets PR, LLC, a Delaware limited liability company (“SBA TC PR”), SBA 2012 TC Assets, LLC, a Delaware limited liability company (“SBA TC”), SBA Towers IV, LLC, a Delaware limited liability company (“SBA Towers IV”), SBA Monarch Towers I, LLC, a Delaware limited liability company (“SBA Monarch I”), SBA Towers USVI, Inc., a U.S. Virgin Islands corporation (“SBA USVI”), SBA Towers VII, LLC, a Delaware limited liability company (“SBA Towers VII”), and SBA GC Towers, LLC, a Delaware limited liability company (“SBA GC”, and, together with SBA Properties, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI and SBA Towers VII, the “2014 Existing Borrowers”) and

(ii) SBA Towers V, LLC, a Delaware limited liability company (“SBA Towers V”), and SBA Towers VI, LLC, a Delaware limited liability company (“SBA Towers VI”, and, together with SBA Towers V and the 2014 Existing Borrowers, the “Borrowers”) is currently jointly and severally liable pursuant to the Second Amended and Restated Loan and Security Agreement (the “Amended and Restated Loan Agreement”) dated as of the 2014 Closing Date between the Servicer on behalf of the Trustee and the 2014 Existing Borrowers, as supplemented and amended by the First Loan and Security Agreement Supplement and Amendment dated as of the 2015 Closing Date, the Second Loan and Security Agreement Supplement dated as of the 2016 Closing Date, the Third Loan and Security Agreement Supplement and Amendment dated as of the 2017 Closing Date, the Fourth Loan and Security Agreement Supplement dated as of the 2018 Closing Date, the Fifth Loan and Security Agreement Supplement dated as of the 2019 Closing Date, the Sixth Loan and Security Agreement Supplement dated as of the 2020 Closing Date, the Seventh Loan and Security Agreement Supplement dated as of the 2021-1 Closing Date, the Eighth Loan and Security Agreement Supplement and Amendment dated as of September 10, 2021, the Ninth Loan and Security Agreement Supplement dated as of the 2021-2 Closing Date and the Tenth Loan and Security Agreement Supplement dated as of the 2022 Closing Date, each between the Servicer on behalf of the Trustee and the Borrowers (the Amended and Restated Loan Agreement as so amended and supplemented, the “Existing Loan Agreement”). The Trust issued (i) Series 2014-2 of the Secured Tower Revenue Securities in one subclass on the 2014 Closing Date, the Series 2014-2 Securities, Subclass 2014-2C, (ii) Series 2019-1 of the Secured Tower Revenue Securities in two subclasses on the 2019 Closing Date, the Series 2019-1 Securities, Subclass 2019-1C, and the Series 2019-1 Securities, Subclass 2019-1R, (iii) Series 2020-1 of the Secured Tower Revenue Securities in one subclass on the 2020 Closing Date, the Series 2020-1 Securities, Subclass 2020-1C, (iv) Series 2020-2 of the Secured Tower Revenue Securities in two subclasses on the 2020 Closing Date, the Series 2020-2 Securities, Subclass 2020-2C and Series 2020-2 Securities, Subclass 2020-2R, (v) Series 2021-1 of the Secured Tower Revenue Securities in two subclasses on the 2021-1 Closing Date, the Series 2021-1 Securities, Subclass 2021-1C and Series 2021-1 Securities, Subclass 2021-1R, (vi) Series 2021-2 of the Secured Tower Revenue Securities in one subclass on the 2021-2 Closing Date, the Series 2021-2 Securities, Subclass 2021-2C, (vii) Series 2021-3 of the Secured Tower Revenue Securities in two subclasses on the 2021-2 Closing Date, the Series 2021-3 Securities, Subclass 2021-3C and Series 2021-3 Securities, Subclass 2021-3R and (viii) the Series 2022-1 of the Secured Tower Revenue Securities in two subclass of the 2022 Closing Date, the Series 2022-1 Securities, Subclass 2022-1C, and the Series 2022-1 Securities, Subclass 2022-1R (collectively, the “Existing Securities”).

On the Closing Date, the Borrowers and the Servicer on behalf of the Trustee will enter into the Eleventh Loan and Security Agreement Supplement (the “Eleventh Loan and Security Agreement Supplement”), to be dated as of the Closing Date, to the Existing Loan Agreement (the Existing Loan Agreement, as so supplemented and amended, the “Loan Agreement”). Pursuant to the Eleventh Loan and Security Agreement Supplement the Existing Mortgage Loan will be increased by $2,178,700,000 (the “Closing Date Mortgage Loan Increase”), which Closing Date Mortgage Loan Increase will be evidenced by one promissory note evidencing the 2024-1C component of the Mortgage Loan (the “2024-1C Note”), one promissory note evidencing the 2024-1R component of the Mortgage Loan (the “2024-1R Note”) and one promissory note evidencing the 2024-2C component of the Mortgage Loan (the “2024-2C Note”), and the Borrowers will use the proceeds of the Closing Date Mortgage Loan Increase to prepay (i) the 2014-2C Note, and thereby retire the Series 2014-2 Securities, Subclass 2014-2C, (ii) the 2019-1C Note, and thereby retire the Series 2019-1 Securities, Subclass 2019-1C and (iii) the 2019-1R Note, and thereby retire the Series 2019-1 Securities, Subclass 2019-1R. The Existing Securities, excluding the Series 2014-2 Securities, Subclass 2014-2C and the Series 2019-1 Securities, Subclass 2019-1C and Subclass 2019-1R being retired following their repayment after the Closing Date, are referred to herein as the “Remaining Securities”. The 2020-1C Note, the 2020-2C Note, the 2020-2R Note, the 2021-1C Note, the 2021-1R Note, the 2021-2C Note, the 2021-3C Note, the 2021-3R Note, the 2022-1C Note and the 2022-1R Note (collectively, the “Remaining Notes”), the 2024-1C Note, the 2024-1R Note and the 2024-2C Note (together with any promissory notes evidencing additional mortgage loan increases after the Closing Date, the “Mortgage Loan”) and the other obligations of the Borrowers under the Loan Agreement will be secured in part by mortgages on certain of the Borrowers’ interests in certain of their wireless communications tower sites (the “Closing Date Sites”) on which space is leased to wireless communications companies and other users (the “Lessees”) pursuant to leases or licenses (the “Leases”) for placement of transmission equipment and other purposes.

Repayment of the Mortgage Loan is guaranteed by (i) SBA Guarantor LLC, a Delaware limited liability company (the “Guarantor”), which is the direct or indirect parent of the Borrowers, pursuant to the Payment Guaranty, which will be ratified as of the Closing Date pursuant to the Ratification of the Payment Guaranty and Pledge and Security Agreement to be dated as of the Closing Date (the “Ratification of the Payment Guaranty and Pledge”), (ii) SBA Holdings LLC, a Delaware limited liability company (“SBA Holdings”), which is the direct parent of the Guarantor, pursuant to the Parent Guaranty, which will be ratified as of the Closing Date pursuant to the Ratification of the Parent Guaranty and Parent Pledge and Security Agreement to be dated as of the Closing Date (the “Ratification of the Parent Guaranty and Pledge”) and (iii) SBA GC Holdings, LLC, a Delaware limited liability company (“SBA GC Holdings”), the direct parent of SBA GC, SBA GC Parent I, LLC, a Delaware limited liability company (“SBA GC Parent I”), a direct parent of SBA GC Holdings, and SBA GC Parent II, LLC, a Delaware limited liability company and a direct parent of SBA GC Holdings (“SBA GC Parent II” and, collectively with SBA GC Holdings and SBA GC Parent I, the “2014 Additional Guarantors”), pursuant to the Additional Guaranty dated as of the 2014 Closing Date (the “2014 Additional Guaranty”), which will be ratified as of the Closing Date pursuant to the Ratification of the Additional Guaranty and Pledge and Security Agreement to be dated as of the Closing Date (the “Ratification of Additional Guaranty and Pledge”).

The Guarantor previously pledged to the Trustee all of the equity interests of the Borrowers (other than SBA GC), SBA GC Parent I and SBA GC Parent II to secure the repayment of the Mortgage Loan pursuant to the Guarantor Pledge Agreement and, on the Closing Date, will re-affirm such pledge pursuant to the Ratification of Payment Guaranty and Pledge.

SBA Holdings pledged all of the equity interests of the Guarantor to secure the repayment of the Mortgage Loan pursuant to the Parent Pledge Agreement and, on the Closing Date, will re-affirm such pledge pursuant to the Ratification of Parent Guaranty and Pledge. SBA Holdings is a wholly-owned subsidiary of SBA Senior Finance, LLC, a Florida limited liability company (“SBA Finance”), and an indirect subsidiary of SBA Communications Corporation (“SBA Parent”).

Each 2014 Additional Guarantor pledged all of its respective equity interests of SBA GC Holdings and SBA GC to secure the repayment of the Mortgage Loan pursuant to a Pledge and Security Agreement, dated as of the 2014 Closing Date (the “2014 Additional Pledge Agreement”) by the 2014 Additional Guarantors in favor of the Trustee and, on the Closing Date, will re-affirm such pledges pursuant to the Ratification of Additional Guaranty and Pledge.

SBA Network Management, Inc. (the “Manager”), a Florida corporation and an indirect subsidiary of SBA Parent, will manage the Closing Date Sites on behalf of the Borrowers pursuant to a Management Agreement, dated as of the Initial Closing Date, as amended as of November 6, 2006 (the “2006 Closing Date”), as of August 9, 2012 (the “2012 Closing Date”), as of April 18, 2013 (the “2013 Closing Date”), as of the 2014 Closing Date, as of the 2015 Closing Date and as of the 2016 Closing Date (the “Management Agreement”), among the Manager, the Borrowers and any Additional Borrower that becomes a party thereto. The Manager has delegated its duties under the Management Agreement to SBA Network Services, LLC pursuant to a Sub-Management Agreement (the “Sub-Management Agreement”), dated as of April 16, 2010, between the Manager and SBA Network Services, LLC (the “Sub-Manager”).

The following agreements are referred to herein as the “Existing Transaction Documents”:

(a) the Existing Trust Agreement;

(b) the Remaining Securities;

(c) the Existing Loan Agreement;

(d) the Remaining Notes;

(e) the Assignment, Acceptance and Consent Agreement, dated as of the Initial Closing Date, among the Depositor and the existing lenders party thereto;

(f) the Assumption and Release Agreement, dated as of the Initial Closing Date, between Lehman Commercial Paper Inc., the Depositor, the Initial Borrower, SBA Finance, SBA Towers and Tampa Towers, Inc.;

(g) the Contribution Agreement dated as of the 2006 Closing Date between SBA Finance and SBA Holdings;

(h) the Contribution Agreement dated as of the 2006 Closing Date between SBA Holdings and the Guarantor;

(i) the Contribution Agreement dated as of the 2012 Closing Date between SBA Finance and SBA Holdings;

(j) the Contribution Agreement dated as of the 2012 Closing Date between SBA Holdings and the Guarantor;

(k) the Contribution Agreement dated as of the 2013 Closing Date between SBA Finance and SBA Holdings;

(l) the Contribution Agreement dated as of the 2013 Closing Date between SBA Holdings and the Guarantor;

(m) the Contribution Agreement dated as of the 2014 Closing Date between SBA Finance and SBA Holdings;

(n) the Contribution Agreement dated as of the 2014 Closing Date between SBA Holdings and the Guarantor;

(o) the Contribution Agreement dated as of the 2015 Closing Date between SBA Finance and SBA Holdings;

(p) the Contribution Agreement dated as of the 2015 Closing Date between SBA Holdings and the Guarantor;

(q) the Payment Guaranty;

(r) the Parent Guaranty;

(s) the 2014 Additional Guaranty;

(t) the Guarantor Pledge Agreement;

(u) the Parent Pledge Agreement;

(v) the 2014 Additional Pledge Agreement;

(w) the Contribution and Subrogation Agreement dated as of the 2015 Closing Date among the Borrowers;

(x) the Amended and Restated Cash Management Agreement dated as of the 2014 Closing Date among the 2014 Existing Borrowers, the Servicer on behalf of the Trustee, Deutsche Bank Trust Company Americas, as agent, and the Manager, including the Joinder and Amendment to Cash Management Agreement dated as of the 2015 Closing Date and the Second Amendment to Cash Management Agreement dated as of the 2017 Closing Date, each among the Borrowers, the Servicer on behalf of the Trustee, Deutsche Bank Trust Company Americas, as agent, and the Manager (the “Cash Management Agreement”);

(y) the Deposit Account Control Agreements relating to the Borrowers;

(z) the Environmental Indemnity, including (i) the Joinder to Environmental Indemnity dated as of the 2006 Closing Date from the Initial Borrower, SBA Sites, SBA Structures and SBA Towers, Inc., SBA Puerto Rico, Inc. and SBA USVI (collectively, the “Released Borrowers”) to the Trustee, (ii) the Joinder to Environmental Indemnity dated as of the 2012 Closing Date from the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III to the Trustee, (iii) the Joinder to Environmental Indemnity dated as of the 2013 Closing Date from the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI to the Trustee, (iv) the Joinder to Environmental Indemnity dated as of the 2014 Closing Date from the 2014 Existing Borrowers to the Trustee and (v) the Joinder to Environmental Indemnity dated as of the 2015 Closing Date from the Borrowers to the Trustee;

(aa) the Management Agreement, including (i) the Joinder and Amendment to Management Agreement dated as of the 2006 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, the Released Borrowers, the Manager and the Trustee, (ii) the Joinder and Amendment to Management Agreement dated as of the 2012 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III, the Manager and consented to by the Servicer, (iii) the Joinder and Amendment to Management Agreement dated as of the 2013 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI, the Manager and consented to by the Servicer, (iv) the Joinder and Amendment to Management Agreement dated as of the 2014 Closing Date among the 2014 Existing Borrowers, the Manager and consented to by the Servicer, (v) the Joinder and Amendment to Management Agreement dated as of the 2015 Closing Date among the Borrowers, the Manager, SBA Finance and consented to by the Servicer and (vi) the Amendment to Management Agreement dated as of the 2016 Closing Date among the Borrowers, the Manager, SBA Finance and consented to by the Servicer;

(bb) the Sub-Management Agreement;

(cc) the Assignment and Subordination of Management Agreement, including (i) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2006 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, the Released Borrowers and the Manager, (ii) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2012 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III and the Manager, (iii) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2013 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI and the Manager, (iv) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2014 Closing Date among the 2014 Existing Borrowers and the Manager and (v) the Joinder to Assignment and Subordination of Management Agreement dated as of the 2015 Closing Date among the Borrowers and the Manager; and

(dd) the Advance Reimbursement Agreement, including (i) the Joinder to Advance and Reimbursement Agreement dated as of the 2006 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, the Released Borrowers, the Servicer and the Trustee, (ii) the Joinder to Advance and Reimbursement Agreement dated as of the 2012 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure and SBA Monarch III, the Servicer and the Trustee, (iii) the Joinder to Advance and Reimbursement Agreement dated as of the 2013 Closing Date among the Initial Borrower, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I and SBA USVI, the Servicer and the Trustee, (iv) the Joinder to Advance and Reimbursement Agreement dated as of the 2014 Closing Date among the 2014 Existing Borrowers, the Servicer and the Trustee and (v) the Joinder to Advance and Reimbursement Agreement dated as of the 2015 Closing Date among the Borrowers, the Servicer and the Trustee.

The following agreements are referred to herein as the “Closing Date Transaction Documents”:

(a)	this Purchase Agreement (the “Agreement”);

(b)	the Tenth Trust Agreement Supplement;

(c)	the Purchased Securities;

(d)	the Series 2024-1C Securities;

(e)	the Series 2024-1R Securities;

(f)	the Eleventh Loan and Security Agreement Supplement;

(g)	the 2024-1C Note;

(h)	the 2024-1R Note;

(i)	the 2024-2C Note;

(j)	the Ratification of the Payment Guaranty and Pledge;

(k)	the Ratification of the Parent Guaranty and Pledge; and

(l)	the Ratification of Additional Guaranty and Pledge.

The Existing Transaction Documents and the Closing Date Transaction Documents are referred to herein as the “Transaction Documents.” The Borrowers, the Depositor, the Guarantor, SBA Holdings, the 2014 Additional Guarantors, the Manager and the Sub-Manager are referred to herein as the “Transaction Parties.”

The Purchased Securities will be sold to Wells Fargo Bank, N.A. (the “Purchaser”) in a private placement (the “Private Placement”) without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act.

SBA Finance and the Trustee hereby confirm their agreement with the Purchaser concerning the purchase of the Purchased Securities from the Trustee by the Purchaser.

1. Representations, Warranties and Agreements of SBA Finance.

SBA Finance represents and warrants to, and agrees with, the Purchaser on and as of the date hereof that:

(i) Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 2 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Purchased Securities to the Purchaser in the manner contemplated by this Agreement, to register the Purchased Securities under the Securities Act;

(ii) Each of the Depositor, SBA Holdings, the Guarantor, SBA Properties, SBA Structures, SBA Sites, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA GC, SBA Towers VII, SBA Towers V, SBA Towers VI, SBA GC Parent I, SBA GC Parent II and SBA GC Holdings has been duly formed as a limited liability company and is validly existing and in good standing under the laws of the State of Delaware, is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged;

(iii) Each of SBA Senior Finance and the Sub-Manager has been duly formed as a limited liability company and is validly existing and in good standing under the laws of the State of Florida, is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged;

(iv) The Manager is duly incorporated and is validly existing and in good standing under the laws of the State of Florida, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has all the requisite corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged;

(v) SBA USVI is duly incorporated and is validly existing and in good standing under the laws of the U.S. Virgin Islands, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be duly registered or qualified would not have caused a Material Adverse Effect, and has all the requisite corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged;

(vi) Each of the Depositor, SBA Holdings, the Guarantor, SBA Properties, SBA Structures, SBA Sites, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA GC, SBA Towers VII, SBA Towers V, SBA Towers VI, SBA GC Parent I, SBA GC Parent II, SBA GC Holdings and the Sub-Manager has all requisite limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party;

(vii) Each of SBA USVI and the Manager has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party;

(viii) SBA Finance has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement;

(ix) This Agreement has been duly authorized, executed and delivered by SBA Finance;

(x) On the Closing Date, the Purchased Securities and the Series 2024-1 Securities will have been duly and validly authorized and, when the Purchased Securities and the Series 2024-1 Securities are duly and validly executed by or on behalf of the Trustee, authenticated by the Certificate Registrar and delivered in accordance with the Trust Agreement and delivered and paid for as provided herein (in the case of the Purchased Securities), in the agreement with respect to the purchase of the Series 2024-1C Securities (in the case of the Series 2024-1C Securities) and in the agreement in respect of the purchase of the Series 2024-1R Securities (in the case of the Series 2024-1R Securities), will be validly issued and outstanding and entitled to the benefits and security afforded by the Trust Agreement;

(xi) Each of the Existing Transaction Documents to which each Transaction Party is a party has been duly authorized, executed and delivered by such Transaction Party and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of such Transaction Party enforceable against such Transaction Party in accordance with its terms (subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally; (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and (iii) the qualification that certain remedial provisions of the Existing Transaction Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies afforded by the Existing Transaction Documents inadequate for the practical realization of the rights and benefits purported to be provided by the Existing Transaction Documents except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable New York laws, rules, regulations and court decisions and by constitutional requirements in and of the State of New York);

(xii) Each of the Closing Date Transaction Documents (other than this Agreement) to which each Transaction Party will be a party will be duly authorized, executed and delivered by such Transaction Party on or prior to the Closing Date and, assuming due authorization, execution and delivery by the other parties thereto, will constitute the legal, valid and binding obligation of such Transaction Party enforceable against such Transaction Party in accordance with its terms (subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally; (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and (iii) the qualification that certain remedial provisions of the Closing Date Transaction Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies afforded by the Closing Date Transaction Documents inadequate for the practical realization of the rights and benefits purported to be provided by the Closing Date Transaction Documents except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable New York laws, rules, regulations and court decisions and by constitutional requirements in and of the State of New York);

(xiii) The execution, delivery and performance of this Agreement by SBA Finance and the consummation of the transactions contemplated hereby and by the Transaction Documents, including the sale of the Purchased Securities and the Series 2024-1C Securities by the Trustee, will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which SBA Finance is a party or by which SBA Finance is bound or to which any of the properties or assets of SBA Finance is subject, (ii) the provisions of the operating agreement of SBA Finance or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over SBA Finance or any of its properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

(xiv) The execution, delivery and performance of the Existing Transaction Documents to which each Transaction Party is a party by such Transaction Party and the consummation of the transactions contemplated thereby do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Transaction Party is a party or by which such Transaction Party is bound or to which any of the properties or assets of such Transaction Party is subject, (ii) the provisions of the operating agreement, certificate of incorporation, certificate of formation and by-laws or other constitutive documents of such Transaction Party or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Transaction Party or any of its properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

(xv) The execution, delivery and performance of the Closing Date Transaction Documents to which each Transaction Party will be a party by such Transaction Party and the consummation of the transactions contemplated thereby will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Transaction Party is a party or by which such Transaction Party is bound or to which any of the properties or assets of such Transaction Party is subject, (ii) the provisions of the operating agreement, certificate of incorporation, certificate of formation and by-laws or other constitutive documents of such Transaction Party or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Transaction Party or any of its properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect;

(xvi) No consent, approval, authorization or order of, or filing or registration with, any court or any regulatory authority or other governmental agency or body is required for the execution, delivery and performance by SBA Finance of this Agreement and the sale of the Purchased Securities by the Trustee and the consummation of the transactions contemplated hereby except as may be required by the securities or Blue Sky laws of any state of the United States or any foreign jurisdiction in connection with the sale of the Purchased Securities;

(xvii) No consent, approval, authorization or order of, or filing or registration with, any court or any regulatory authority or other governmental agency or body is required for the execution, delivery and performance of the Transaction Documents to which each Transaction Party is or will be a party by such Transaction Party and the consummation by such Transaction Party of the transactions contemplated by such Transaction Documents;

(xviii) There are no legal or governmental proceedings pending or, to the knowledge of SBA Finance, threatened against any Transaction Party or to which any of the respective properties of the Transaction Parties is subject which are reasonably likely to have a Material Adverse Effect or to materially affect the issuance or sale of the Purchased Securities or the consummation of any of the other transactions contemplated by the Transaction Documents;

(xix) None of the Transaction Parties is (i) in violation of its operating agreement, certificate of incorporation, certificate of formation and by-laws or other constitutive documents, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, other than, a default or violation described in clauses (ii) and (iii) which is not reasonably likely to have a Material Adverse Effect;

(xx) The Guarantor is the sole holder of the capital stock or the sole member, as applicable, of each of the Borrowers (other than SBA GC), SBA GC Parent I and SBA GC Parent II and owns such stock or membership interests therein, as applicable, free and clear of Liens, other than Liens created under the Transaction Documents;

(xxi) SBA GC Parent I and SBA GC Parent II are the only members of SBA GC Holdings and own their membership interest in SBA GC Holdings free and clear of Liens, other than Liens created under the Transaction Documents;

(xxii) SBA GC Holdings is the sole member of SBA GC and owns the membership interests in SBA GC free and clear of Liens, other than Liens created under the Transaction Documents;

(xxiii) SBA Holdings is the sole member of the Guarantor and owns the membership interests in the Guarantor free and clear of Liens, other than Liens created under the Transaction Documents;

(xxiv) SBA Finance is the sole member of each of SBA Holdings and the Depositor and owns its membership interests in SBA Holdings and the Depositor free and clear of Liens;

(xxv) Since September 10, 2024, SBA Finance is not aware of the occurrence of a Material Adverse Effect or an event which has had a material adverse effect on the general affairs, management, consolidated financial position, stockholders’ equity, results of operations, business or prospects of SBA Parent and its subsidiaries taken as a whole (a “SBA Parent Material Adverse Effect”), nor to SBA Finance’s knowledge, after due inquiry, has there occurred any development or event involving a prospective Material Adverse Effect or a prospective SBA Parent Material Adverse Effect;

(xxvi) None of SBA Finance or the Transaction Parties is currently or will be, upon sale of the Purchased Securities in accordance herewith required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

(xxvii) The Trust Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

(xxviii) The Trust is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder because the Trust may rely on the non-exclusive exemption provided by Section 3(c)(5) of the 1940 Act;

(xxix) Neither SBA Finance nor any affiliate (as defined in Rule 501(b) of Regulation D (“Regulation D”) under the Securities Act) of SBA Finance has directly, or through any agent (provided that no representation is made as to the Purchaser or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the sale of the Purchased Securities in a manner that would require the registration of the Purchased Securities under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Purchased Securities;

(xxx) On and immediately after the Closing Date, each of the Transaction Parties (after giving effect to the Closing Date Mortgage Loan Increase, the issuance of the Purchased Securities and the Series 2024-1C Securities and to the other transactions related thereto) will not be insolvent within the meaning of the Bankruptcy Code and none of the Transaction Parties is the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to any Transaction Party;

(xxxi) The Depositor is the “sponsor” (as such term is defined in Regulation RR, 17 C.F.R. §246.1 et seq. (the “Risk Retention Rules”)) in connection with the transactions contemplated by the Transaction Documents and has complied, and is the appropriate entity to comply, with all requirements imposed on the “sponsor” of a “securitization transaction” (as each such term is defined in the Risk Retention Rules) in accordance with the provisions of the Risk Retention Rules in connection with the transactions contemplated by the Transaction Documents. On the Closing Date, the Depositor will hold, either directly or through a “majority-owned affiliate” (as such term is defined in the Risk Retention Rules), an “eligible horizontal residual interest” (as such term is defined in the Risk Retention Rules) with respect to the transactions contemplated by the Transaction Documents in an amount equal to at least 5% of the fair value of all the “ABS interests” (as such term is defined in the Risk Retention Rules) issued as part of the transactions contemplated by the Transaction Documents, determined as of the Closing Date using a fair value measurement framework under United States generally accepted accounting principles (such interest, the “Retained Interest”). The Depositor has determined such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions and is solely responsible therefor;

(xxxii) As of the date of this Agreement the Depositor has complied with and was solely responsible for ensuring that the disclosure required by Section 4(c)(1) of the Risk Retention Rules is contained in the Risk Retention Notice and Disclosure, dated as of October 4, 2024;

(xxxiii) SBA Parent will undertake, pursuant to a letter agreement, dated as of the Closing Date, addressed to the Trust, the Trustee (for the benefit of the EU/UK Applicable Investors) and the Purchaser, in form satisfactory to the Purchaser (the “EU/UK Risk Retention Letter”), amongst other matters, to retain a material net economic interest of not less than five percent of the Transaction (as defined in the EU/UK Risk Retention Letter) in accordance with the EU Securitization Regulations and UK Securitization Regulations;

(xxxiv) the operations of SBA Parent and SBA Finance are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where SBA Parent or SBA Finance conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in a jurisdiction where SBA Parent or SBA Finance conducts business (collectively, the “SBA Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving SBA Parent or SBA Finance with respect to the SBA Money Laundering Laws is pending or, to the knowledge of SBA Parent or SBA Finance, threatened, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xxxv) none of SBA Parent or SBA Finance or, to the knowledge of SBA Parent and SBA Finance, any director, officer, agent, employee or affiliate, is currently subject to or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“Sanctions”);

(xxxvi) none of SBA Parent or SBA Finance or, to the knowledge of SBA Parent and SBA Finance, any director, officer, agent, employee or other person acting on behalf of SBA Parent or SBA Finance has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (as amended, the “FCPA”), or (D) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(xxxvii) none of SBA Parent or SBA Finance shall use the proceeds from the sale of the Purchased Securities, directly or knowingly indirectly, or contribute or otherwise make available the proceeds from the sale of the Purchased Securities (i) for the purpose of funding any activities or business in violation of the FCPA and any other bribery, fraud, kickback or other similar applicable laws or regulations in any jurisdiction in which any Transaction Party or the Purchaser are located or doing business, (ii) in any manner which would in any material respect violate SBA Money Laundering Laws or (iii) in any manner that would violate the Sanctions;

(xxxviii) as of the Closing Date, the representations and warranties of each Transaction Party contained in the Transaction Documents to which such Transaction Party is a party will be true and correct and are repeated herein as though fully set forth herein; and

(xxxix) the execution and delivery of this Agreement and the issuance and sale of the Purchase Securities hereunder will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975(c)(1)(A)-(D) of the Code. The representation by SBA Finance in the first sentence of this Section 1(xxxviii) is made in reliance upon and subject to the accuracy of the Purchaser’s representation in Section 2(e) as to the source of the funds to be used to pay the purchase price of the Purchased Securities.

2. Purchase and Sale of the Purchased Securities.

On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Trustee, on behalf of the Trust, agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Trustee, U.S. $620,000,000 principal amount of Purchased Securities at a purchase price equal to 100.00% of the principal amount thereof. The Trustee shall not be obligated to deliver any of the Purchased Securities except upon payment for all of the Purchased Securities to be purchased as provided herein.

(a) The Purchaser represents and warrants that (i) it is aware that the sale of the Purchased Securities to it is being made in reliance on Section 4(a)(2) of the Securities Act, (ii) it is an institution that is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7), (8), (9), (12) or (13) of Regulation D under the Securities Act (an “Institutional Accredited Investor”), (iii) acquiring the Purchased Securities for its own account or for one or more separate accounts maintained by it and not with a view to the distribution thereof, (iv) neither it nor any of its affiliates has solicited offers for, or offered or sold, and neither it nor any of its affiliates will solicit offers for, or offer or sell, the Purchased Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, (v) its interest in the Purchased Securities may only be reoffered, resold, pledged or otherwise transferred in accordance with the terms of the Trust Agreement, (vi) it is (x) a sophisticated investor with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Purchase Securities; (y) is able to bear the risk of the entire loss of its investment in the Purchased Securities and (z) acknowledges that it is aware of the characteristics of the Purchased Securities and the risks relating to an investment therein, (vii) it understands that the Purchased Securities have not been registered under the Securities Act, any applicable state securities laws or the securities laws of any other jurisdiction (together with the Securities Act, the “Securities Laws”), (viii) it understands that neither the Purchased Securities nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of applicable Securities Laws and otherwise complies with the transfer restrictions set forth in the Transaction Documents and that any purported transfer which does not comply with the foregoing shall be deemed null and void; and, therefore, it understands that an investment in the Purchased Securities will be illiquid, no public market exists for the Purchased Securities and no public market for the Purchased Securities may develop.

(b) The Purchaser represents and warrants that (i) the Transaction Parties have furnished or provided access to, and it has had an opportunity to review, all information regarding (x) the Purchased Securities, distributions thereon and the underlying assets as is relevant to its decision to purchase the Purchased Securities, (y) the Transaction Documents and (z) all related matters, (ii) it has participated in due diligence sessions with the Transaction Parties, (iii) it has had the opportunity to ask questions of the Transaction Parties concerning the Transaction Parties, their respective businesses, management and financial affairs, and the terms and conditions of the Purchased Securities and the Transaction Documents, (iv) any questions arising from its review of such information have been answered by the applicable Transaction Party to its satisfaction and (v) it has received all information, including any information regarding the underlying assets, that it believes to be necessary or appropriate in connection with its consideration of an investment in the Purchased Securities.

(c) The Purchaser represents and warrants that it is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

(d) The Purchaser represents and warrants that, with respect to the Purchased Securities, (i) the Purchaser is not a retirement plan or other employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or any similar provision of any other federal, state, local or non-U.S. law or regulation (a “Plan”), or a person who is directly or indirectly purchasing or holding such Purchased Securities or interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Plan or (ii) its purchase and holding of such Purchased Securities or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code and will not violate any applicable provision of any other federal, state, local or non-U.S. law or regulation which contains one or more provisions that are similar to such sections of ERISA or the Code.

(e) In addition to the foregoing, the Purchaser acknowledges and agrees that SBA Finance, the Trustee and, for purposes of the opinions to be delivered to the Purchaser pursuant to Section 5, counsel for SBA Finance and for the Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Purchaser and its compliance with their agreements contained in this Section 2 (except clause (i) of subsection (b)), and the Purchaser hereby consents to such reliance.

3. Delivery of and Payment for the Purchased Securities and Delivery of IRS Form W-9.

Delivery of and payment for the Purchased Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, New York, New York, or at such other place as shall be agreed upon by the Purchaser, SBA Finance and the Trustee, at 10:00 A.M., New York City time, on October 11, 2024, or at such other time or date, as shall be agreed upon by the Purchaser, SBA Finance and the Trustee (the “Closing Date”).

(b) On the Closing Date, payment of the purchase price for the Purchased Securities shall be made to the Trustee by wire or book-entry transfer of same-day funds to such account or accounts as the Trustee shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Purchaser of the Purchased Securities as described herein. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Purchaser hereunder. Upon delivery, the Purchased Securities shall be in definitive form, registered in such names and in such denominations as the Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. SBA Finance agrees to make the definitive certificates evidencing the Purchased Securities available for inspection by the Purchaser in New York, New York at least 24 hours prior to the Closing Date.

(c) On the Closing Date, the Purchaser shall deliver a duly executed IRS Form W-9 to SBA Finance.

4. Further Agreements of SBA Finance.

SBA Finance agrees with the Purchaser:

(a) to cause the Depositor (or, to the extent permitted by the Risk Retention Rules, a majority-owned affiliate of ) to continue to comply with and be solely responsible for compliance with all requirements imposed on the “sponsor of a securitization transaction” by the Risk Retention Rules for so long as those requirements are applicable, including, without limitation (1) complying with the post-closing disclosure requirements set forth in Section 4(c)(1)(ii) of the Risk Retention Rules in an appropriate method that does not require any action by the Purchaser, (2) complying with the records maintenance requirements set forth in Section 4(d) of the Risk Retention Rules, and (3) complying and causing compliance with the hedging, transfer and financing prohibitions set forth in Section 12 of the Risk Retention Rules for the duration required by the Risk Retention Rules; and

(b) to cause SBA Parent to undertake, pursuant to the EU and UK Risk Retention Letter, amongst other matters, to retain the EU/UK Retained Interest directly or indirectly (which may include indirectly through one or more Holding Subsidiaries) as determined in accordance with the EU Securitization laws and UK Securitization Laws, and to not sell, transfer or otherwise surrender all or any part of its rights, benefits or obligations arising from the EU/UK Retained Interest, or hedge or otherwise mitigate its credit risk arising from the EU/UK Retained Interest, in each case, except to the extent not restricted by the EU Securitization Laws and UK Securitization Laws, all in accordance with the terms of the EU and UK Risk Retention Letter.

5. Conditions to Obligations of Purchaser and Trust.

The obligations of the Purchaser hereunder are subject to the accuracy, on and as of the date hereof, of the representations and warranties of SBA Finance contained herein, to the accuracy of the statements of the other Transaction Parties and their respective officers made in any certificates delivered pursuant hereto, to the performance by SBA Finance of its obligations hereunder and to each of the following additional terms and conditions:

(a) [Reserved];

(b) [Reserved];

(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to the Purchaser, and SBA Finance and the Transaction Parties shall have furnished to the Purchaser all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters;

(d) [Reserved];

(e) [Reserved];

(f) [Reserved];

(g) The Closing Date Transaction Documents shall have been executed and delivered by the parties thereto in form satisfactory to the Purchaser; the Transaction Documents shall be in full force and effect, the representations and warranties of the parties thereto contained in the Transaction Documents shall be true and correct and each of such parties shall have performed its obligations thereunder required to be performed on or prior to the Closing Date;

(h) [Reserved];

(i) [Reserved];

(j) [Reserved];

(k) [Reserved];

(l) [Reserved];

(m) The Purchaser and the Trustee shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to SBA Finance and the Transaction Parties, dated the Closing Date and addressed to the Purchaser regarding, with respect to the Transaction Parties, the enforceability of the Transaction Documents (other than this Agreement), the Purchased Securities’ entitlement to the benefits of the Trust Agreement, required authorizations and consents of federal and New York governmental authorities, no violations of federal or New York law or regulation, the validity of the security interests created under the Transaction Documents, the perfection and priority of those security interests created under the Transaction Documents the perfection and priority of which is governed by New York law, the exemption from registration of the Purchased Securities under the Securities Act, the exemption from qualification of the Trust Agreement under the Trust Indenture Act, the exemption from registration as an “investment company” under the 1940 Act of the Trust (to the effect that the Trust does not rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act), SBA Holdings, the Guarantor, the Borrowers and the 2014 Additional Guarantors and such other matters as the Purchaser may reasonably request, each in form and substance reasonably satisfactory to the Purchaser and its counsel (in each case subject to customary exceptions, assumptions and qualifications);

(n) The Purchaser and the Trustee shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to the Transaction Parties, dated the Closing Date and addressed to the Purchaser, regarding the substantive nonconsolidation of the assets and liabilities of the Borrowers, SBA Holdings, the Guarantor or the 2014 Additional Guarantors with those of SBA Finance, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(o) The Purchaser and the Trustee shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special United States federal income tax counsel to the Borrowers, dated the Closing Date and addressed to the Purchaser, that (i) (A) the Component of the Mortgage Loan corresponding to the Purchased Securities will be characterized as indebtedness for United States federal income tax purposes and (B) the Trust will be treated as a grantor trust and will not be classified as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation for United States federal income tax purposes, (ii) neither the issuance of the Purchased Securities, the increase in the outstanding principal amount of the Mortgage Loan by the Closing Date Mortgage Loan Increase, the execution of the Tenth Trust Agreement Supplement (or the exercise of any power granted to any party thereto in accordance with such agreement) nor the execution of the Eleventh Loan and Security Agreement Supplement will result in an Adverse Tax Status Event, and (iii) otherwise satisfies the condition to the Closing Date Mortgage Loan Increase set forth in Section 3.2(A)(vi) of the Loan Agreement, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(p) The Purchaser and the Trustee shall have received an opinion of Greenberg Traurig LLP, Florida counsel to SBA Finance, the Manager and the Sub-Manager, dated the Closing Date and addressed to the Purchaser, regarding organizational matters, power and authority, due authorization, execution and delivery of the Transaction Documents by SBA Finance, the Manager and the Sub-Manager, absence of litigation, no conflicts with organizational documents, Florida laws or regulations, court orders or contracts, required authorizations and consents of Florida governmental authorities, the exemption from regulation as an “investment company” under the 1940 Act of SBA Finance, the Manager and the Sub-Manager and such other matters as the Purchaser may reasonably request, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(q) The Purchaser and the Trustee shall have received an opinion of Dudley Newman and Feuerzeig LLP, U.S. Virgin Islands counsel to SBA USVI, or other counsel reasonably satisfactory to the Purchaser and its counsel, dated the Closing Date and addressed to the Purchaser, regarding organizational matters, power and authority, due authorization, execution and delivery of the Transaction Documents by SBA USVI, absence of litigation, no conflicts with organizational documents, U.S. Virgin Islands laws or regulations, court orders or contracts, required authorizations and consents of U.S. Virgin Islands governmental authorities, regarding the filed UCC-1 financing statement, the perfection and priority of the security interests created under the Transaction Documents the perfection and priority of which is governed by U.S. Virgin Islands law and such other matters as the Purchaser may reasonably request, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(r) The Purchaser and the Trustee shall have received an opinion of Richards, Layton & Finger, PA, special Delaware counsel to the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, regarding due authorization, execution and delivery of the Transaction Documents by each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, due authorization of the direction by the Borrowers to the Trustee and the Certificate Registrar to execute and authenticate the Purchased Securities, due authorization of the order by the Depositor to the Trustee to enter into this Agreement, the due organization of each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, no conflicts with organizational documents and Delaware laws or regulations, the enforceability of the limited liability company agreement of each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, including certain provisions thereof relating to the filing of a voluntary bankruptcy petition, the rights of a judgment creditor of such members against the property of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, as applicable, treatment as a separate legal entity and the impact of the bankruptcy or dissolution of such members on the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, as applicable, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(s) The Purchaser and the Trustee shall have received an opinion of Richards, Layton & Finger, PA, special Delaware counsel to the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, regarding the applicability of Delaware law to the determination of what persons have the authority to file a voluntary bankruptcy petition on behalf of each of the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, as applicable, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(t) The Purchaser and the Trustee shall have received an opinion of Richards, Layton & Finger, PA, special Delaware counsel to the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors, regarding the filed UCC-1 financing statements, the perfection and priority of the security interests created under the Transaction Documents, and a description of the lien search results against the Borrowers (other than SBA USVI), the Depositor, SBA Holdings, the Guarantor and the 2014 Additional Guarantors obtained from the Delaware Secretary of State, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(u) The Purchaser shall have received opinions of counsel to the Trustee and Certificate Registrar dated the Closing Date and addressed to the Purchaser, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(v) [Reserved];

(w) The Purchaser and the Trustee shall have received an opinion of Greenberg Traurig LLP, FCC counsel to SBA Finance and the Borrowers, dated the Closing Date and addressed to the Purchaser, in form and substance reasonably satisfactory to the Purchaser and its counsel;

(x) The Purchaser shall have received an opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date and addressed to the Purchaser, with respect to the validity of the Purchased Securities and such other matters as the Purchaser may reasonably request;

(y) The Purchaser and the Trustee shall have received copies of any opinions of counsel to the Transaction Parties supplied to Servicer or the Trustee in connection with the issuance of the Purchased Securities which opinions shall be dated the Closing Date and addressed to the Purchaser or accompanied by reliance letters addressed to the Purchaser;

(z) SBA Finance shall have furnished to the Purchaser a copy of a memorandum addressed to SBA Finance from Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel to SBA Finance and the Transaction Parties, with respect to compliance with the Risk Retention Rules, in form and substance satisfactory to the Purchaser and its counsel;

(aa) SBA Finance shall have furnished to the Purchaser a copy of a memorandum addressed to SBA Parent, SBA Finance and the Purchaser from Sidley Austin LLP, special EU and UK securitization counsel to SBA Parent, setting out the basis on which the securitization transaction pursuant to which the Securities are issued has been structured for purposes of the Securitization Laws, in form and substance reasonably satisfactory to the Purchaser and its counsel (subject to customary exceptions, assumptions and qualifications);

(bb) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of SBA Finance, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA Finance in this Agreement are true and correct on and as of the Closing Date; and (ii) that SBA Finance has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(cc) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of each of the Borrowers, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of such Borrower in the Transaction Documents to which such Borrower is a party are true and correct on and as of the Closing Date; and (ii) that such Borrower has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(dd) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA Holdings, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA Holdings in the Transaction Documents to which SBA Holdings is a party are true and correct on and as of the Closing Date; and (ii) that SBA Holdings has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(ee) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Manager, any Vice President or the Treasurer of the Guarantor, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of the Guarantor in the Transaction Documents to which the Guarantor is a party are true and correct on and as of the Closing Date; and (ii) that the Guarantor has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(ff) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA GC Parent I, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA GC Parent I in the Transaction Documents to which SBA GC Parent I is a party are true and correct on and as of the Closing Date; and (ii) that SBA GC Parent I has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(gg) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA GC Parent II, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA GC Parent II in the Transaction Documents to which SBA GC Parent II is a party are true and correct on and as of the Closing Date; and (ii) that SBA GC Parent II has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date;

(hh) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Managers, the President, any Vice President or the Treasurer of SBA GC Holdings, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of SBA GC Holdings in the Transaction Documents to which SBA GC Holdings is a party are true and correct on and as of the Closing Date; and (ii) that SBA GC Holdings has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date; and

(ii) The Purchaser and the Trustee shall have received a certificate or certificates signed by any two of the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of the Manager, dated the Closing Date, in which each such officer shall state that (i) the representations and warranties of the Manager in the Transaction Documents to which the Manager is a party are true and correct on and as of the Closing Date; and (ii) that the Manager has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under the Transaction Documents at or prior to the Closing Date.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Purchaser.

6. Persons Entitled to Benefit of Agreement.

This Agreement shall inure to the benefit of and be binding upon the Purchaser, the Trustee, SBA Finance and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 6, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

7. Expenses.

SBA Finance agrees to pay all costs, expenses, fees and taxes incident to and in connection with (i) the authorization, issuance, sale, preparation and delivery of the Purchased Securities; (ii) reproducing and distributing each of the Transaction Documents; (iii) the preparation, printing and delivery of the certificates evidencing the Purchased Securities, including stamp duties and transfer taxes, if any, payable upon issuance and delivery of the Purchased Securities; (iv) the fees and expenses of the Trustee and the Certificate Registrar (including related fees and expenses of any counsel to such parties); (v) the fees and expenses of counsel to SBA Finance and the Transaction Parties, (vi) the fees and expenses of the Servicer (including related fees and expenses of counsel to the Servicer); (vii) the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Purchaser; (viii) the reasonable out-of-pocket expenses of the Purchaser incurred by the Purchaser in connection with this Agreement and the purchase of the Purchased Securities; and (ix) all other costs and expenses incident to the performance of the obligations of SBA Finance under this Agreement which are not otherwise specifically provided for in this Section 7.

(a) In addition, if the Trustee shall fail to tender the Purchased Securities for delivery to the Purchaser by reason of any failure, refusal or inability on the part of the Trustee or SBA Finance to perform any agreement on its part to be performed, or if the Purchaser shall decline to purchase the Purchased Securities because any other condition of the Purchaser’s obligations hereunder required to be fulfilled is not fulfilled, SBA Finance will reimburse the Purchaser for any reasonable out-of-pocket fees and expenses incurred by the Purchaser in connection with this Agreement and the proposed purchase of the Purchased Securities, including the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Purchaser.

8. Indemnification of the Trustee

SBA Finance hereby agrees to indemnify and hold harmless the Trustee (including in its individual capacity) and any Affiliates, directors, officers, employees or agents of the Trustee for and against any loss, liability, claim or expense (including costs and expenses of litigation, and of investigation, reasonable counsel’s fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with, this Agreement, the marketing and Offering of the Purchased Securities hereunder, or any act or omission of the Trustee relating to the exercise and performance of any of the rights and duties of the Trustee hereunder; provided, however, that the Trustee shall not be entitled to indemnification pursuant to this Section 8 for any loss, liability, claim or expense incurred by reason of any willful misfeasance, bad faith or gross negligence of the Trustee in the performance of, or reckless disregard of, its obligations and duties hereunder.

9. Certain Additional Matters Regarding the Trustee

It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Trustee under the Trust Agreement, in the exercise of the powers and authority conferred upon and vested in it thereunder, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of the Trustee but is made and intended solely for the purpose of binding only the Trust, and (iii) under no circumstances shall Deutsche Bank Trust Company Americas, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation or covenant made or undertaken by it on behalf of the Trust under this Agreement.

10. Survival.

The respective indemnities, rights of contribution, representations, warranties and agreements of SBA Finance and the Purchaser contained in this Agreement or made by or on behalf of the Guarantor, SBA Holdings, each of the Borrowers, the 2014 Additional Guarantors, the Manager or the Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Purchased Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

11. Notices. etc.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Purchaser, shall be delivered or sent by mail or telecopy transmission to:

Well Fargo Bank, N.A.

550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Attention: Joe McElroy

Email: Joe.Mcelroy@wellsfargo.com

(b) if to SBA Finance or the Trustee, shall be delivered or sent by mail or telecopy transmission to:

SBA Senior Finance, LLC

8051 Congress Avenue

Boca Raton, Florida 33487

Attention: Joshua M. Koenig

Email: JKoenig@sbasite.com

or

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust & Agency Services

Issue ID: SBA211

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

12. Definition of Terms.

For purposes of this Agreement, (a) the term “Material Adverse Effect” shall have the meaning given to such term in the Loan Agreement, (b) the term “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (c) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act.

13. Governing Law and Forum Selection.

THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

14. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that the Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that the Purchaser that is a Covered Entity or a BHC Act Affiliate of the Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 14, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15. Counterparts.

This Agreement may be executed in one or more counterparts (which may include counterparts delivered by facsimile) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Agreement. The parties agree that this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Electronic signature shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and shall be the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form.

16. Amendments.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

17. Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

18. Statement of Intent.

The parties hereto intend that the obligation of indebtedness represented by the Purchased Securities shall be treated as a loan constituting a general intangible and not a security for purposes of the Uniform Commercial Code of the State of New York.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement, effective as of the date first written above, among the Trustee, on behalf of the Trust, SBA Finance and the Purchaser in accordance with its terms.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee, on behalf of the Trust

By:	/s/ Timothy Johnson
Name: Timothy Johnson
Title: Assistant Vice President

By:	/s/ Angel Sanchez
Name: Angel Sanchez
Title: Assistant Vice President

SBA SENIOR FINANCE, LLC

By:	/s/ Marc Montagner
Name: Marc Montagner
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

Accepted:

WELLS FARGO BANK, N.A.

By:	/s/ Joseph McElroy
Name: Joseph McElroy Title: Managing Director

[Signature Page to Purchase Agreement]